Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Arena Pharmaceuticals, Inc. (the “Company”) for the period ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Harry F. Hixson, Jr., Ph.D., as [i]nterim Chief Executive Officer (principal and financial officer) of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
1.    the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Harry F. Hixson, Jr.
Harry F. Hixson, Jr., Ph.D.
Interim Chief Executive Officer
(principal executive and financial officer)

Date:	November 9, 2015